Exhibit 32

Certification of John Hall Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Greenwood Hall, Inc. (the “Company”) on Form 10-Q for the period ended November 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Hall, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 19, 2016

/s/ John Hall

____________________

John Hall

Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Greenwood Hall, Inc. and will be retained by Greenwood Hall, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.